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                                 EXHIBIT 10(T)

Mr. Jerome D. Brady
404 St. Marks Court
Oak Brook, IL 60521

Dear Mr. Brady:

Reference is hereby made to your Change in Control and Termination Benefits Agreement with AM International, Inc. (the "Company") dated as of July 7, 1995 (the "Agreement"). This letter is to effect a satisfaction and discharge of your and the Company's respective obligations under the Agreement. You will be entitled to receive, upon execution of this letter, the cash payments and benefits set forth below. All amounts paid or released to you may be subject to withholding for federal, state or local taxes.

1. Your employment with the company will continue as provided herein at a salary, commencing March 1, 1996, of $30,000 per month, payable in accordance with the Company's usual payroll practices and subject to ordinary withholding taxes. You will receive no car allowance or other cash compensation from and after March 1, 1997. On the 20th day of each month the Management and Compensation Committee will review whether your employment should be extended for another month.

Either party may terminate this agreement and your employment hereunder at any time, but each party will endeavor to provide three weeks notice of such termination to the other.

2. As soon as practicable after the execution of this letter agreement the Company will wire transfer to the bank account of your choice an amount equal to $612,500.00, representing the amount payable to you under Section 3(a)(2) of the Agreement. No amount is payable to you under Section 3(a) (3) of the Agreement.

3. As soon as practicable after the execution of this letter agreement the Company will wire transfer to the bank account of your choice an amount equal to any accrued but unused vacation pay through March 3, 1997, pursuant to
Section 3(a)(1) (ii) of the Agreement.

4. As soon as practicable after the execution of this letter agreement the Company will wire transfer to the bank account of your choice an amount equal to $261,951.81, representing the amount owed to you as supplemental retirement benefit pursuant to Section 3(b) of the Agreement.

5. As soon as practicable after the execution of this letter agreement the Company shall issue to you a share certificate representing 11,672 shares of common stock of the Company, pursuant to Section 3(a)(l)(ii) of the Agreement.




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6.  As soon as practicable after the execution of this letter agreement the
Company shall wire transfer to the bank account of your choice an amount equal to the unvested portions of any employer contributions to Retirement Plans, pursuant to Section 3(c)(1) of the Agreement.

7. Commencing on March 3, 1997 and continuing through September 3, 1998, the Company will continue to keep in full force and effect (or shall cause a successor to keep in full force and effect or shall cause to be provided by a third-party provider) all policies of medical, prescription, dental, accident, disability and life insurance for you and your dependents with the same level of coverage, upon the same terms and otherwise to the same extent as such policies shall have been in effect immediately prior to the date hereof or, if more favorable to you, as provided generally with respect to other peer executives of the Company and its affiliated companies. The obligation of the Company to continue coverage of you, your spouse and other dependents under such policies shall cease at such time as you and your spouse and other dependents obtain substantially comparable coverage under another policy or policies, including a policy maintained by another employer.

8. All amounts payable to you under the Company's 401(k) plan, savings plans, retirement plan, and other plans under which you are a participant and which are not otherwise referred to in this letter shall be paid to you in accordance with the respective terms of such plans.

9. You will be entitled to reimbursement of reasonable business expenses during the continuation of your employment in accordance with the Company's policies and past practice.

10. In consideration of your agreement to continue to provide services to the company, no termination of this agreement or your employment hereunder, whether for cause or any other reason, and no other circumstances occurring after the date hereof, will excuse the Company's performance hereunder.

If the foregoing meets with your approval, kindly execute three originals of this letter in the space provided below and return two copies to the Company in care of the undersigned.

                                         AM INTERNATIONAL, INC.


                                          By:  /s/ Jeffrey D. Benjamin
                                               -----------------------
                                Chairman, Management and Compensation Committee

Agreed and Accepted this 3rd day of March, 1997


By:  /s/ Jerome D. Brady
     ---------------------------
Jerome D. Brady




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Mr. Steven R. Andrews
2150 Kenilworth Avenue
Wilmette, Illinois 60091

Dear Mr. Andrews:

Reference is hereby made to your Change in Control and Termination Benefits Agreement with AM International, Inc. (the "Company") dated as of July 7, 1995 (the "Agreement"). This letter is to effect a satisfaction and discharge of your and the Company's respective obligations under the Agreement. You will be entitled to receive, upon execution of this letter, the cash payments and benefits set forth below. All amounts paid or released to you may be subject to withholding for federal, state or local taxes.

1. Your employment with the company will continue as provided herein at a salary, commencing March 1, 1996, of $16,000 per month, payable in accordance with the Company's usual payroll practices and subject to ordinary withholding taxes. You will receive no car allowance or other cash compensation from and after March 1, 1997. On the 20th day of each month the Management and Compensation Committee will review whether your employment should be extended for another month.

Either party may terminate this agreement and your employment hereunder at any time, but each party will endeavor to provide three weeks notice of such termination to the other.

2. As soon as practicable after the execution of this letter agreement the Company will wire transfer to the bank account of your choice an amount equal to $351,562.50, consisting of $321,562.50 in salary and $30,000.00 in annual bonus, representing the amounts payable to you under Sections 3(a)(2) and (3) of the Agreement.

3. As soon as practicable after the execution of this letter agreement the Company will wire transfer to the bank account of your choice an amount equal to any accrued but unused vacation pay through March 3, 1997, pursuant to
Section 3(a)(1) (ii) of the Agreement.

4. As soon as practicable after the execution of this letter agreement the Company will wire transfer to the bank account of your choice an amount equal to $78,599.93, representing the amount owed to you as supplemental retirement benefit pursuant to Section 3(b) of the Agreement.

5. As soon as practicable after the execution of this letter agreement the Company shall issue to you a share certificate representing 2,491 shares of common stock of the Company, pursuant to Section 3(a)(l)(ii) of the Agreement.




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6.  Commencing on March 3, 1997 and continuing through September 3, 1998, the
Company will continue to keep in full force and effect (or shall cause a successor to keep in full force and effect or shall cause to be provided by a third-party provider) all policies of medical, prescription, dental, accident, disability and life insurance for you and your dependents with the same level of coverage, upon the same terms and otherwise to the same extent as such policies shall have been in effect immediately prior to the date hereof or, if more favorable to you, as provided generally with respect to other peer executives of the Company and its affiliated companies. The obligation of the Company to continue coverage of you, your spouse and other dependents under such policies shall cease at such time as you and your spouse and other dependents obtain substantially comparable coverage under another policy or policies, including a policy maintained by another employer.

7. All amounts payable to you under the Company's 401(k) plan, savings plans, retirement plan, and other plans under which you are a participant and which are not otherwise referred to in this letter shall be paid to you in accordance with the respective terms of such plans.

8. You will be entitled to reimbursement of reasonable business expenses during the continuation of your employment in accordance with the Company's policies and past practice.

9. In consideration of your agreement to continue to provide services to the company, no termination of this agreement or your employment hereunder, whether for cause or any other reason, and no other circumstances occurring after the date hereof, will excuse the Company's performance hereunder.

If the foregoing meets with your approval, kindly execute three originals of this letter in the space provided below and return two copies to the Company in care of the undersigned.


                                             AM INTERNATIONAL, INC.



                                             By:  /s/Jeffrey D. Benjamin
                                                  -----------------------------
                                Chairman, Management and Compensation Committee


Agreed and Accepted this 3rd  day of March, 1997


/s/ Steven R. Andrews
----------------------------
Steven R. Andrews



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